UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2013

MAKO Surgical Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-33966	20-1901148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2555 Davie Road
Fort Lauderdale, Florida 33317

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (954) 927-2044

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 26, 2013, MAKO Surgical Corp. (the “Company”) issued a press release, furnished as Exhibit 99.1 and incorporated into this Form 8-K by reference, announcing its operating results for the quarter and year ended December 31, 2012, as well as the Company’s 2013 annual guidance.

The information in this Form 8-K and Exhibit 99.1 attached hereto pertaining to the Company’s operating results and guidance shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Christopher R. Marrus as Senior Vice President of Sales

On February 21, 2013, the Compensation Committee (the “Committee”) of the Company’s Board of Directors approved the terms and conditions set forth in the Employment Agreement between the Company and Christopher R. Marrus (the “Marrus Agreement”), effective as of February 21, 2013 (the “Effective Date”). Mr. Marrus has been promoted to the position of Senior Vice President of Sales with his duties to commence as of the Effective Date.

Mr. Marrus, 46, has been with the Company since February 2012, most recently as Senior Director of Sales, East. Previously he served as MAKO’s Regional Sales Manager for RIO Sales from February 2012 to January 2013. Mr. Marrus has worked in medical device sales for over fifteen years while managing both capital and procedural sales, national accounts and clinical training. From July 2010 to December 2011, he served as the Vice President of U.S. Sales for EndoGastric Solutions, Inc., a medical device company that develops surgical devices for reconstructive gastrointestinal procedures via a transoral approach, where he was responsible for domestic sales and clinical training. From 2004 to 2010, Mr. Marrus held various positions with Intuitive Surgical, Inc., a surgical robotic company, including Area Vice President, where he managed a large portion of the company’s national sales team and his responsibilities included both capital and procedural sales. Mr. Marrus holds a B.A. in History from Louisiana State University, and a J.D. from Tulane University.

The Marrus Agreement provides Mr. Marrus with a one-year initial term of employment with automatic renewal for successive one-year terms, unless a party provides the other party with ninety days prior written notice of the intent not to renew. Under the terms of the Marrus Agreement, Mr. Marrus will receive an annual base salary of $250,000 and will have the opportunity to earn an annual performance cash bonus in an aggregate potential maximum amount of up to $300,000 based on his individual performance and the Company’s performance, commencing with 2013 performance based on the 2013 SVP of Sales Cash Bonus Plan further described below. Also pursuant to the terms of the Marrus Agreement, the Committee granted Mr. Marrus 200,000 incentive stock options pursuant to the terms of the Company’s 2008 Omnibus Incentive Plan, with the Effective Date serving as the grant date for such stock options.

If Mr. Marrus’ employment with the Company is terminated without cause, or if Mr. Marrus resigns for good reason, the Marrus Agreement provides for severance payments equal to six months of his annual base salary and the costs of continuation of his health benefits for six months. In addition, if in anticipation of a change in control or on or within six months after a change in control, Mr. Marrus’ employment with the Company is terminated without cause or Mr. Marrus resigns for good reason, then all equity awards held by Mr. Marrus that vest based on time shall become immediately vested.

The foregoing description of the terms and conditions of the Marrus Agreement is qualified in its entirety by reference to the Marrus Agreement, a copy of which is attached as Exhibit 10.1 to this Form 8-K and incorporated in its entirety by this reference. In connection with the appointment of Mr. Marrus as a Senior Vice President of the Company, the Company issued a press release on February 21, 2013, a copy of which is attached hereto as Exhibit 99.2.

2013 Leadership Cash Bonus Plan and 2013 SVP of Sales Cash Bonus Plan

On February 21, 2013, the Committee also approved the Company’s 2013 Leadership Cash Bonus Plan and the 2013 SVP of Sales Cash Bonus Plan.

The 2013 Leadership Cash Bonus Plan will be used for the purpose of allocating annual performance bonuses, if any, to the Company’s management-level employees, including its executive officers, excepting only the Senior Vice President of Sales, for the plan year ending December 31, 2013. Under the 2013 Leadership Cash Bonus Plan, if the Company attains certain target and incremental goals set forth on the Company’s internal 2013 metrics scorecard in the categories set forth below, cash bonuses will be awarded by multiplying each individual’s base salary by a bonus percentage, which is calculated by multiplying the percentage achieved on the internal 2013 metrics scorecard (the “2013 Scorecard Percentage”) by the baseline percentage assigned to such individual based on the individual’s level of responsibility within the Company.  The scorecard categories include the following:

•	Total revenue
•	Total MAKOplasty procedures
•	Loss from operations
•	Working capital
•	Targets with respect to expanded applications of the RIO system and expanded commercialization of the Company’s products
•	Targets with respect to inventory management

Under the 2013 Leadership Cash Bonus Plan, the 2013 Scorecard Percentage can range from 80% to 200%, depending upon the target and incremental goals achieved by the Company.

The 2013 SVP of Sales Cash Bonus Plan will be used for the purpose of allocating an annual performance bonus, if any, to Mr. Marrus as the Company’s Senior Vice President of Sales, for the plan year ending December 31, 2013. Under the 2013 SVP of Sales Cash Bonus Plan, if the Company attains certain target and incremental goals set forth on the Company’s internal 2013 SVP of Sales metrics scorecard  in the categories set forth below, cash bonuses will be awarded by multiplying Mr. Marrus’ annual base salary by the percentage achieved on the internal 2013 SVP of Sales metrics scorecard (the “SVP of Sales 2013 Bonus Percentage”).  The scorecard categories include the following:

•	Total revenue
•	Total MAKOplasty procedures
•	Sales operating expense
•	Targets with respect to inventory management

Under the 2013 SVP of Sales Cash Bonus Plan, the SVP of Sales 2013 Bonus Percentage can range from 50% to 120%, depending upon the target and incremental goals achieved by the Company.

The foregoing description of the terms and conditions of the 2013 Leadership Cash Bonus Plan and 2013 SVP of Sales Cash Bonus Plan are qualified in their entirety by reference to the 2013 Leadership Cash Bonus Plan and 2013 SVP of Sales Cash Bonus Plan, copies of which are attached as Exhibits 10.2 and 10.3 to this Form 8-K and incorporated in their entirety by this reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Employment Agreement between MAKO Surgical Corp. and Christopher R. Marrus, effective as of February 21, 2013

10.2	2013 Leadership Cash Bonus Plan

10.3	2013 SVP of Sales Cash Bonus Plan

99.1	Press Release issued by MAKO Surgical Corp. on February 26, 2013

99.2	Press Release issued by MAKO Surgical Corp. on February 21, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAKO Surgical Corp.

Date: February 26, 2013	By:	/s/ Fritz L. LaPorte
Fritz L. LaPorte, Senior Vice President of Finance and Administration, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Employment Agreement between MAKO Surgical Corp. and Christopher R. Marrus, effective as of February 21, 2013

10.2	2013 Leadership Cash Bonus Plan

10.3	2013 SVP of Sales Cash Bonus Plan

99.1	Press Release issued by MAKO Surgical Corp. on February 26, 2013

99.2	Press Release issued by MAKO Surgical Corp. on February 21, 2013